Exhibit 10.13

                              PROMISSORY NOTE

$1,000,000.00                                         November 30, 2001


          FOR  VALUE  RECEIVED,   Steven  J.  Demetriou  (the  "Borrower"),
promises to pay to the order of Noveon Holdings, Inc., a Delaware corporation (the "Lender"), the principal sum of ONE MILLION DOLLARS ($1,000,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of 7% per annum, compounded semi-annually, until paid in full.

          Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Borrower under this Note shall be in immediately available funds, which may be made by wire transfer.

          The unpaid principal amount of this Note and all accrued and unpaid interest thereon shall become due and shall be paid on or before the date which is the earliest of (i) November 30, 2011; (ii) thirty (30) days after the date on which the Borrower's employment with Noveon, Inc. is terminated for any reason other than a termination described in Section 5.4 of the Employment Agreement entered into among the Borrower, the Lender and Noveon, Inc., dated March 9, 2001 (the "Employment Agreement"); and
(iii)(a) (1) the occurrence of a Change of Control (as defined in the Employment Agreement) or (2) the receipt of proceeds by the Borrower from the sale of shares of Lender's common stock whether in a single transaction or a series of transactions and whether in a registered offering or pursuant to the sale of such shares under Rule 144 of the Securities Act of 1933; provided that Borrower shall only be obligated to repay that amount of the Note that is equal to the amount of proceeds received from each such sale of shares, until all amounts due and payable under the Note are repaid in full; and (b) a termination of Borrower's employment with Noveon, Inc. pursuant to Section 5.4 of the Employment Agreement.

          This Note may be prepaid in whole or in part at any time or from time to time. Any such payment shall be without premium or penalty. Whenever any amount is paid under this Note, such amount shall be applied first to interest and then to principal.

          No delay or failure by the Lender in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

          This Note is secured by a pledge of shares of the Lender's common stock under the terms of a Security Agreement of even date herewith (as amended or otherwise modified from time to time) and is subject to all the provisions thereof. This Note is subject to acceleration prior to stated maturity upon the occurrence of an Event of Default as defined in said Security Agreement.

          The Borrower shall pay on demand all reasonable costs and expenses of the Lender in connection with the enforcement of this Note including the reasonable fees and expenses of counsel with respect thereto.

          The Borrower expressly waives any and all rights he may have to presentment, demand, protest, or other notice of any kind.

          The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

          None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified, or amended.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to its principles of conflicts of law).

                                    BORROWER


                                    /s/ Steven J. Demetriou
                                    --------------------------------
                                    Steven J. Demetriou


                                    LENDER

                                    NOVEON HOLDINGS, INC.



                                    By:/s/ Christopher R. Clegg
                                       -----------------------------
                                       Christopher R. Clegg,
                                         Senior Vice President and
                                         Secretary